Events after the Consolidated Statement of Financial Position date	9 Months Ended
Jul. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events after the Consolidated Statement of Financial Position date
23.	Events after the Consolidated Statement of Financial Position date
On August 12, 2024, the Bank announced an agreement to acquire an approximate 14.9%
pro-forma ownership interest in KeyCorp for approximately US$
2.8 billion through an all-cash purchase of newly issued voting common shares.
The transaction is expected to be completed in two stages, which includes an initial investment of

4.9%
(Initial Investment) and an additional investment of approximately
10
% (Additional Investment), for a total pro-forma ownership of approximately
14.9%.
Subject to clearances and regulatory approvals, the Initial Investment is expected to close in the fourth quarter of 2024, and the Additional Investment is expected to close in fiscal 2025. Upon completion of the Additional Investment, the Bank will have the right to designate two individuals to serve on KeyCorp’s Board of Directors.
On closing, the Initial Investment will be recorded as an equity investment at fair value, with subsequent mark-to-market changes through other comprehensive income. Following the closing of the Additional Investment, the Bank’s total interest in KeyCorp of approximately
 14.9
% will be accounted for as an investment in associate as the Bank will have significant influence as defined under IFRS, given the Bank’s representation on KeyCorp’s board and its ownership interest. The estimated impact to the Bank’s CET1 ratio is a reduction of approximately
 10
basis points upon closing of the Initial Investment, and a further reduction of approximately

40 to
45
basis points upon closing of the Additional Investment.